UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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[   ]          Preliminary Proxy Statement
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[   ]          Soliciting Material Pursuant to Section 240.14a-12

Managed Duration Investment Grade Municipal Fund
(Name of Registrant as Specified in Its Charter)

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MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
2455 Corporate West Drive, Lisle, Illinois 60532

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on November 7, 2012

To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Managed Duration Investment Grade Municipal Fund (the “Fund”) will be held at the offices of Guggenheim Funds Distributors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, on Wednesday, November 7, 2012 at 11:30 a.m. Central Time, for the purposes of considering and voting upon the following:

1.
To elect the Trustee nominee named in the accompanying proxy statement, Ronald E. Toupin, Jr., as a Class II Trustee of the Fund by holders of preferred shares, to serve for a term of three years or until his successor is duly elected and qualified;

2.
To elect the Trustee nominee named in the accompanying proxy statement, Donald C. Cacciapaglia, as a Class II Trustee of the Fund by holders of common shares and preferred shares, to serve for a term of three years or until his successor is duly elected and qualified;

3.
To elect the Trustee nominee named in the accompanying proxy statement, Ronald A. Nyberg, as a Class I Trustee of the Fund by holders of preferred shares, to serve until 2014 or until his successor is duly elected and qualified; and

4.	To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof;

     as set forth in the Proxy Statement accompanying this Notice.

     You will need proof of ownership of the Fund's shares of beneficial interest to enter the meeting or, if your shares are held in a brokerage or bank account (in “street name”), a proxy from the street name holder.

     The close of business on September 21, 2012 has been fixed by the Board of Trustees of the Fund as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By Order of the Board of Trustees of the Fund,
Kevin M. Robinson
Chief Legal Officer

Lisle, Illinois
October 10, 2012

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, AND DATE, SIGN AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Partnership Accounts
(1) ABC Partnership	Jane B. Smith, Partner
(2) Smith and Doe, Limited Partnership	Jane B. Smith, General Partner

Custodial or Estate Accounts
(1) John B. Smith, Cust.,
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
2455 Corporate West Drive, Lisle, Illinois 60532

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 7, 2012

     This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of Managed Duration Investment Grade Municipal Fund (the “Fund”) of proxies to be used at the Annual Meeting of Shareholders (the “Meeting”) of the Fund to be held at the offices of Guggenheim Funds Distributors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, on Wednesday, November 7, 2012, at 11:30 a.m. Central Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. It is expected that the notice of annual meeting, proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about October 10, 2012.

     The close of business on September 21, 2012 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. On September 21, 2012, there were 6,788,966 shares of the Fund’s common shares (“Common Shares”) outstanding and 2,778 shares of the Fund’s auction market preferred shares (“Preferred Shares”) outstanding. These classes of stock are the only classes of stock currently authorized by the Fund.

     In accordance with the Fund’s Third Amended and Restated Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the Common Shares and Preferred Shares entitled to vote at the Meeting. However, a quorum for the election of Messrs. Ronald E. Toupin and Ronald A. Nyberg, as discussed below, is constituted by the presence in person or by proxy of the holders of record of a majority of the Preferred Shares entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve any Board proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer or Trustee of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Fund’s Third Amended and Restated Agreement and Declaration of Trust and Fourth Amended and Restated By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the Proposal. Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Trustees.

     Broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against the Proposal and broker non-votes will have no effect on the vote on the Proposal.

Summary of Voting Rights on the Proposal

PROPOSAL 1: ELECTION OF TRUSTEES

     At the Meeting, the preferred shareholders of the Fund (the “Preferred Shareholders”) will have equal voting rights (i.e., one vote per share) with the Fund's common shareholders (the “Common Shareholders”) and, except as shown in the summary chart below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting. As summarized below, the Preferred Shareholders, voting as a separate class, have the right to vote on the election of the Trustees designated to represent the preferred shares. Messrs. Toupin and Nyberg1 are each one of the two Trustees designated to represent the Preferred Shareholders. Common Shareholders will not participate in the election of Messrs. Toupin and Nyberg.

(1)
Mr. Nyberg stood for re-election as a Class I Trustee at the 2011 annual meeting of shareholders. Quorum was not reached by the Preferred Shareholders, and Mr. Nyberg continues to serve as a Trustee until such time as his successor is duly elected and qualified. Therefore, Mr. Nyberg is standing for re-election at the Meeting. If re-elected, Mr. Nyberg will serve for a term commensurate with the Class I Trustees, until the 2014 annual meeting of shareholders or until a successor shall have been elected and qualified.

     The election of Mr. Cacciapaglia to the Board will require the affirmative vote of a majority of the votes of the Common Shareholders and the Preferred Shareholders, voting together as a single class, of the Fund cast for the election of Trustees at the Meeting, in person or by proxy.

Shareholder Name	Common Shareholders	Preferred Shareholders
Ronald E. Toupin, Jr.	N/A	X
Ronald A. Nyberg1	N/A	X
Donald C. Cacciapaglia	X	X

     The Fund’s Board of Trustees is presently comprised of five (5) Trustees. The Board is divided into three classes, and members of each class hold office for a term of three years or until their successors are elected and qualified. The term of one class expires in each year.

     The term of office of the Class II Trustees, if elected at this Meeting, expires at the annual meeting of shareholders to be held in 2015, or thereafter when their respective successors are duly elected. The term of office of the Class I Trustee, if elected at this Meeting, expires at the annual meeting of shareholders to be held in 2014, or thereafter when their respective successors are duly elected.

     On August 21, 2012, the Board recommended for election at the Meeting each Messrs. Toupin, Nyberg and Cacciapaglia. At the Meeting, the persons named in the proxy intend to vote (unless directed not to vote) FOR the election of Messrs. Toupin and Cacciapaglia as Class II Trustees and FOR the election of Mr. Nyberg as a Class I Trustee. Messrs. Toupin and Nyberg are currently members of the Board and were last elected by shareholders in 2009 and 2008, respectively. Mr. Cacciapaglia is not currently a member of the Fund’s Board.

     The nominees have agreed to serve if elected. There is no reason to believe that the nominees will become unavailable for election as Trustees of the Fund, but if that should occur before the Meeting, votes will be cast for the person(s) the Nominating and Governance Committee and the Board of Trustees recommend.

     At the Annual Meeting of Shareholders held on November 11, 2004, the Fund's shareholders elected the Board of Trustees to a staggered term in accordance with the Fund's Agreement and Declaration of Trust. Accordingly, the term of office of only a single class of Trustees will expire in 2012. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

     The principal executive offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532. Cutwater Investor Services Corp. (“CISC”), whose principal business address is 113 King Street, Armonk, New York 10504, is the Fund's investment adviser. CISC is an indirect wholly-owned subsidiary of MBIA Inc., a Connecticut Corporation and a New York Stock Exchange listed company with principal offices at 113 King Street, Armonk, New York 10504. The Fund's administrator is Guggenheim Funds Investment Advisors, LLC (“Guggenheim Advisors”) whose principal business address is 2455 Corporate

West Drive, Lisle, Illinois 60532. The Fund’s servicing agent is Guggenheim Funds Distributors, LLC (“Guggenheim Distributors” and, together with Guggenheim Advisors, “Guggenheim Funds”) whose principle business address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Fund's custodian, accounting agent and auction agent is The Bank of New York Mellon, whose principal business address is 101 Barclay Street, New York, New York 10286. The Fund’s transfer agent is Computershare Limited, whose principal business address is 199 Water Street, New York, New York 10038.

Information Regarding Trustee Nominees and Trustees of the Fund

     The following table provides information concerning the nominees for election as a Trustee and the other Trustees of the Fund:

				Number of	Other
		Term of		Portfolios in	Directorships
		Office(2)		Fund Complex(3)	held by
Name,		and		Overseen by	the Nominee
Address(1)	Position(s)	Length		Nominee	During
and Year	Held with	of Time	Principal Occupation	(Including	the Past
of Birth	Fund	Served	During Past Five Years	the Fund)	Five Years

INTERESTED TRUSTEE NOMINEE

Donald C.	Nominee	N/A	Senior Managing Director of	51	Trustee for
Cacciapaglia†	Trustee		Guggenheim Investments; Chief		Equitrust Life
Year of Birth:	Class II		Executive Officer of Guggenheim		Insurance
1951			Funds Services, LLC (2012-present);		Company,
			Chairman of the Board and Chief Executive		Guggenheim
			Officer (2012-present) and President		Life and Annuity
			(2010-present ), Guggenheim Funds		Company and
			Distributors, LLC and Guggenheim Funds		Paragon Life
			Investment Advisors, LLC; Chief Executive		Insurance
			Officer of certain funds of Guggenheim		Company of
			Funds Fund Complex; President and		Indiana
Director of SBL Fund, Security Equity Fund,
Security Income Fund, Security Large Cap Value
Fund, and Security Mid Cap Growth Fund
(2012-present); President, CEO and Trustee
of Rydex Dynamic Funds, Rydex ETF Trust,
Rydex Series Funds and Rydex Variable Trust;
(2012-present). Formerly, Chairman and CEO
of Channel Capital Group Inc. and Channel
Capital Group LLC (2002-2010).

INDEPENDENT TRUSTEE* NOMINEES

Ronald E.	Trustee	Since	Portfolio Consultant (2010-present).	54	Trustee, Bennett
Toupin, Jr.	(Preferred)	2003	Formerly, Vice President, Manager and		Group of Funds
Year of	Class II		Portfolio Manager of Nuveen Asset		(2011-Present)
Birth: 1958		Since	Management (1998-1999), Vice President
	Chairman	November	of Nuveen Investment Advisory Corporation
	of the	2004	(1992-1999), Vice President and Manager
	Board		of Nuveen Unit Investment Trusts (1991-1999),
and Assistant Vice President and Portfolio
Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen &
Company, Inc. (1982-1999).

Ronald A.	Trustee	Since	Partner of Nyberg & Cassioppi, LLC, a law	57	None.
Nyberg	(Preferred)	2003	firm specializing in corporate law, estate
Year of	Class I		planning and business transactions
Birth: 1953			(2000-present). Formerly, Executive Vice
President, General Counsel, and Corporate
Secretary of Van Kampen Investments
(1982-1999).

The other Trustees who are not standing for election at the 2012 Annual Meeting of Shareholders are:

				Number of	Other
		Term of		Portfolios in	Directorships
		Office(2)		Fund Complex(3)	held by
Name,		and		Overseen by	Trustee
Address(1)	Position(s)	Length		Trustee	During
and Year	Held with	of Time	Principal Occupation	(Including	the Past
of Birth	Fund	Served	During Past Five Years	the Fund)	Five Years

INDEPENDENT TRUSTEES*

Randall C.	Trustee	Since	Private Investor (2001-Present).	55	None.
Barnes	Class III	2006	Formerly, Senior Vice President,
Year of			Treasurer of PepsiCo, Inc. (1993-1997),
Birth: 1951			President, Pizza Hut International
			(1991-1993) and Senior Vice President,
			Strategic Planning and New Business
			Development of PepsiCo, Inc.
			(1987-1990).

INTERESTED TRUSTEE

Clifford D.	Trustee	Since	Chief Executive Officer and Chief	1	None.
Corso††	Class III	2003	Investment Officer of Cutwater Investor
Year of			Services Corp. and Cutwater Holdings,
Birth: 1961	President		Inc. (2010-present), President and Chief
	and Chief	Since	Investment Officer of Cutwater Asset
	Executive	2012	Management Corp (2000-2010); President
	Officer		of Cutwater Holdings, LLC (2004-2010);
			Executive Vice President and Chief
			Investment Officer of MBIA Inc.
			(2008-present); Vice President of
			MBIA Inc. (2004-2008).

Kevin M.	Trustee	Since	Senior Managing Director, General	1	None.
Robinson†††	Class II	2009	Counsel and Corporate Secretary of
Year of			Guggenheim Funds Investment Advisors,
Birth: 1959	Chief		LLC and Guggenheim Funds
	Legal	Since	Distributors, LLC, Chief Executive Officer
	Officer	2008	and Chief Legal Officer of certain funds in
			the Guggenheim Funds’ Fund Complex
			(2007-present). Formerly, Associate
			General Counsel of NYSE Euronext, Inc.
			(f/k/a Archipelago Holdings, Inc.)
			(2000-2007). Senior Managing Director
			and Associate General Counsel of ABN
			Amro Inc. (1997-2000). Formerly, Senior
			Counsel in the Enforcement Division
			(1989-1997) of the U.S. Securities and
			Exchange Commission.

*
“Independent Trustees” are those Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Each Independent Trustee is also independent as that term is defined in the New York Stock Exchange (“NYSE”) listing standards.

†
Nominee for election as an interested trustee at the meeting. Nominee is an “interested person” of the Fund (as defined in section 2(a)(19) of the 1940 Act) because of his position as an officer of Guggenheim Funds, the Fund’s Administrator and Servicing Agent. Mr. Cacciapaglia’s positions with affiliated persons of the Fund are set forth in the table above.

††	Mr. Corso is deemed an “interested person” by virtue of his position in CISC. Mr. Corso’s positions with affiliated persons of the Fund are set forth in the table above.
†††	Mr. Robinson is deemed an "interested person" by virtue of his position with the Fund's Administrator and Servicing Agent. Mr Robinson's term as a Class II Trustee will expire on the date of the Meeting.
(1)	The business address of each Trustee is c/o Guggenheim Funds Distributors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

(2)
If elected, the terms of office of the Class I and Class II Trustees expire in 2014 and 2015, respectively, or when their successors are duly elected and qualified. The terms of office of the Class III Trustees expire in 2013, or when their respective successors are duly elected and qualified. However, the term of office of a Trustee shall terminate and a vacancy shall occur in the event of the Trustee's death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

(3)
The Fund is part of the Guggenheim Funds’ fund complex (referred to herein as the “Fund Complex”) that consists of U.S. registered investment companies advised or serviced by the Servicing Agent or  itsaffiliates. The Fund Complex is composed of 15 closed-end funds, including the Fund, and 44 exchange-traded funds. The Fund Complex is overseen by multiple Boards of Trustees.

Qualifications and Experience of Trustees and Nominee

     The Trustees and nominee were selected to serve and continue on the Board of Trustees, as applicable, based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

     The following is a summary of the experience, qualifications, attributes and skills of each Trustee and nominee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees or nominees are pursuant to requirements of the SEC, do not constitute holding out of any Trustee or nominee as being having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

     Randall C. Barnes. Mr. Barnes has served as a Trustee of the Fund since 2006 and other funds in the Fund Complex since 2004. Through his service as a Trustee of the Fund and as chairman of the Audit Committee, his role with other funds, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

     Donald C. Cacciapaglia. Mr. Cacciapaglia is to be elected as a Trustee at the Meeting. Mr. Cacciapaglia is Chief Executive Officer of other funds in the Fund Complex. Through his over 25 years of experience in the financial industry, Mr. Cacciapaglia is experienced in financial, regulatory, distribution and investment matters.

     Clifford D. Corso. Mr. Corso has served as a Trustee of the Fund since 2003 and is currently CEO and CIO of CISC. Through his service as a Trustee of the Fund and his professional training and employment experience, including Senior Executive of CISC, Mr. Corso is experienced in financial, regulatory and investment matters.

     Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Nominating & Governance Committee, his role with other funds in the Fund Complex, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

     Kevin M. Robinson. Mr. Robinson has served as a Trustee of the Fund since 2009. Through his service as a Trustee of the Fund, and his experience as General Counsel of Guggenheim Funds Services Group, LLC and certain of its affiliated companies, including Guggenheim Advisors and Guggenheim Distributors, Mr. Robinson is experienced in financial, investment and regulatory matters. Mr. Robinson’s term as a Class II Trustee will expire on the date of the Meeting.

     Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Board, his role with other funds, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

     Each Trustee and nominee also has considerable familiarity with CISC and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Fund, as applicable.

Board’s Role in Risk Oversight

     Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under a Board’s supervision, the officers of the Fund, CISC and other service providers to the Fund, as applicable, also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of a Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

     The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from CISC on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and CISC personnel and has approved Fair Valuation procedures applicable to valuing the Fund’s securities, which the Board and its Audit Committee periodically review. The Board also requires CISC to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Role of Diversity in Considering Board Candidates

     In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of each Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Trustees’ Prior Legal and Disciplinary Actions

     The Trustees, including the nominees, have no prior legal or disciplinary actions.

Board Committees and Meetings

     Board of Trustees and Meetings. The Board of Trustees is responsible for ensuring that the Fund is managed in the best interest of its shareholders. The Trustees oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including CISC, Guggenheim Funds, the custodian, and the transfer agent. As part of this process, the Trustees consult with the Fund's independent registered public accounting firm and with their independent legal counsel.

     During the fiscal year ended July 31, 2012, the Board of Trustees met three times. Each Trustee attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible. The Fund does not have a written policy regarding attendance by Trustees at annual meetings of shareholders although Trustees are encouraged to attend annual meetings of shareholders.

     The Board has an Audit Committee and a Nominating and Governance Committee that meet periodically during the year and whose responsibilities are described below.

     Audit Committee. The Fund's Audit Committee is currently composed of Messrs. Barnes, Nyberg and Toupin, all of whom have been determined not to be “interested persons” of the Fund, CISC or its affiliates, or Guggenheim Funds or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Mr. Barnes serves as the Chairman of the Audit Committee.

     The Audit Committee is, among other things, responsible for: (i) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls over financial reporting and the quality, integrity and objectivity of the Fund's financial statements and the independent audit thereof, (ii) approving prior to appointment the engagement of the Fund's independent registered public accounting firm, (iii) selecting, overseeing and approving the compensation of the Fund's independent registered public accounting firm, and (iv) discussing the Fund's annual audited financial statements and semi-annual financial statements with management and the independent registered public accounting firm. This Committee met one time during the fiscal year ended July 31, 2012.

     The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on February 21, 2012 (the “Audit Committee Charter”). The Fund’s amended Audit Committee Charter is attached hereto as Appendix A. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years (or when such charter is amended) as an exhibit to a fund’s proxy statement.

     Nominating and Governance Committee. The Nominating and Governance Committee, the principal functions of which are to select and nominate persons for election as Trustees of the Fund and to oversee certain corporate governance matters of the Fund, is currently composed of Messrs. Barnes, Nyberg and Toupin. Mr. Nyberg serves as the Chairman of the Nominating and Governance Committee. Only Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Nominating and Governance Committee. The Nominating and Governance Committee may accept nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations that include biographical data and set forth the qualifications of the proposed nominee to the Fund's Secretary. The Nominating and Governance Committee met three times during the Fund's fiscal year ended July 31, 2012.

     The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on October 20, 2008 (the “Nominating and Governance Committee Charter”). In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Fund’s Nominating and Governance Committee Charter is attached hereto as Appendix B.

     The Nominating and Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. While the Nominating and Governance Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote, the Nominating and Governance Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standards). However, as set forth in the Nominating and Governance Committee Charter, the Nominating and Governance Committee may consider the following factors in evaluating a person as a potential nominee to serve as a Trustee of the Fund, among any others it may deem relevant:

•
whether or not the individual is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

•
whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•	the contribution the individual can make to the Board and the Fund, with consideration being given to the individual's educational background and business and professional experience;

•	the character and integrity of the individual;

•	the overall diversity of the Board's composition; and

•
the Nominating and Governance Committee may, but is not required to, retain a third party search firm at the Fund's expense to assist in the identification of nominees who are not “interested persons” as defined in the 1940 Act (“Independent Trustee Nominees”).

Following an initial evaluation by the Committee, a nominee must:

•
be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the

1940 Act or otherwise have material relationships with key service providers to the Fund;

•	be prepared to submit character references and agree to appropriate background checks; and

•	be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee’s qualifications.

     Mr. Nyberg currently serves as a Trustee and was nominated by the majority of the Board of Trustees, including all of the Independent Trustees, and the Nominating and Governance Committee.

Equity Ownership

     As of September 21, 2012, each Trustee beneficially owned equity securities of the Fund and other Funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Aggregate Dollar Range
	Dollar Range of	of Equity Securities
Name of	Equity Securities	Overseen by Trustee
Trustee	in the Fund	in the Fund Complex
Independent Trustees:
Randall C. Barnes	None	Over $100,000
Ronald A. Nyberg	$10,001-$50,000	Over $100,000
Ronald E. Toupin, Jr	None	$10,001-$50,000
Interested Trustees:
Clifford D. Corso	None	None
Kevin M. Robinson	None	None
Donald C. Cacciapaglia	None	None

     As of September 21, 2012, Trustees and Officers of the Fund beneficially owned Shares of the Fund as specified below:

Independent Trustee:	Shares:
Ronald A. Nyberg	844

     As of September 21, 2012, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

Security Ownership of Certain Beneficial Owners

     As of September 21, 2012 the registered shareholders (including any “group” as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) who owned of record, or owned beneficially, more than 5% of any class of the Fund's shares outstanding is noted in the table below.

Number of Shares	Percentage of Class	Name	Address
1,102,219	16.3%	First Trust	120 E. Liberty Drive
(Common Shares)	(Common Shares)(1)	Portfolios	Wheaton, IL 60187

2,514	90.5%	Bank of	100 North Tyron Street
(Preferred Shares)	(Preferred Shares)(3)	America Corp.	Charlotte, NC 28255

(1)	Based upon information obtained from Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2012.
(2)	Based upon information obtained from Schedule 13D filed with the Securities and Exchange Commission on January 11, 2011.

     As of the close of business on September 21, 2012, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 6,763,438 shares of the 6,788,966 Common Shares (representing approximately 99% of the outstanding Common Shares) and 2,778 Preferred Shares, equal to 100% of the Fund's outstanding Preferred Shares.

Compensation

     CISC pays all compensation of officers and employees of the Fund who are affiliated persons of MBIA Inc. or its subsidiaries. Guggenheim Funds pays all compensation of officers and employees of the Fund who are affiliated persons of Guggenheim Funds.

     The Fund pays each Independent Trustee a combined fee of $1,250 per quarter for services on the Board and on the committees. Additionally, the Fund pays each Independent Trustee a fee of $1,000 per Board meeting and $500 per committee meeting (half of these amounts if the meetings are held telephonically). The Chairman of the Board, so long as he is an Independent Trustee, receives an additional $4,500 per year for his service, and the Chairman of each of the Audit Committee and the Nominating and Governance Committee receives an additional $1,500 per year for his service. The Fund reimburses each Independent Trustee for his out-of-pocket expenses relating to attendance at Board and committee meetings.

     The following table provides information regarding the compensation of the Fund’s Independent Trustees for the Fund’s fiscal year ended July 31, 2012. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

	Compensation	Total Compensation
Name of	From	From the
Independent Trustee(1)	the Fund	Fund Complex
Randall C. Barnes	$9,875	$199,712
Ronald A. Nyberg	$9,875	$341,875
Ronald E. Toupin, Jr.	$12,125	$270,000

(1)	Trustees not eligible for compensation are not included in the above table.

Required Vote

     The election of Mr. Cacciapaglia to the Board of Trustees will require the affirmative vote of a majority of the votes of the Common Shareholders and the Preferred Shareholders (voting together as a single class) of the Fund cast for the election of Trustee at the Meeting, in person or by proxy.

     The election of Messrs. Toupin and Nyberg to the Board of Trustees will require the affirmative vote of a majority of the votes of the Preferred Shareholders (voting as a separate class) of the Fund cast for the election of Trustee at the Meeting, in person or by proxy.

     THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS,” UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR ALL” THE NOMINEES FOR TRUSTEE.

Expenses of Proxy Solicitation

     The Fund will bear all costs in connection with the solicitation of proxies for the Meeting. Certain officers of the Fund and certain officers and employees of CISC or its affiliates (none of whom will receive additional compensation therefore) or Guggenheim Funds or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

     As of the date of this Proxy Statement, the Board of Trustees of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Additional Information
Report of the Audit Committee

     After the meeting of the Audit Committee on September 19, 2012, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with Ernst & Young LLP (“E&Y”), the independent registered public accounting firm to the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61, such as the quality of the Fund's accounting principles and internal controls; and (iii) previously received written confirmation from E&Y that it is independent along with written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed the independent registered public accounting firm's independence with E&Y.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, internal controls or procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended July 31, 2012. Additionally, the Audit Committee recommended that E&Y be appointed as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2013.

Submitted by the Audit Committee
of the Fund's Board of Trustees

Randall C. Barnes, Chairperson
Ronald A. Nyberg
Ronald E. Toupin, Jr.

Executive Officers of the Fund

     Certain biographical and other information relating to the officers (other than Mr. Corso and Mr. Robinson whose biographical information is above) of the Fund are set forth below, including their year of birth, principal occupations for the past five years, and the length of time served.

Name,		Term of
Address(1)		Office(2) and
and Year		Year First	Principal Occupation During
of Birth	Title	Appointed	the Past Five Years
John Sullivan	Chief	Since	Senior Managing Director of Guggenheim
Year of Birth: 1955	Financial	2011	Funds Investment Advisors, LLC and
	Officer,		Guggenheim Funds Distributors, LLC
	Chief		(2010-present). Chief Financial Officer, Chief
	Accounting		Accounting Officer and Treasurer of certain
	Officer and		funds in the Fund Complex. Formerly, Chief
	Treasurer		Compliance Officer of Van Kampen Funds
(2004-2010).

Joanna Catalucci	Interim	Since	Interim Chief Compliance Officer of certain
Date of Birth: 1966	Chief	2012	funds in the Fund Complex; and Managing
	Compliance		Director of Compliance and Fund Board
	Officer		Relations, Guggenheim Investments (2012-
present). Formerly, Chief Compliance Officer
& Secretary, SBL Fund; Security Equity Fund;
Security Income Fund; Security Large Cap
Value Fund & Security Mid Cap Growth Fund;
Vice President, Rydex Holdings, LLC; Vice
President, Security Benefit Asset Management
Holdings, LLC; and Senior Vice President &
Chief Compliance Officer, Security Investors,
LLC (2010-2012); Senior Vice President,
Security Global Investors, LLC, (2010-2011);
Chief Compliance Officer and Senior Vice President ,
Rydex Advisors, LLC (f/k/a PADCO Advisors,
Inc.) and Rydex Advisors II, LLC (f/k/a
PADCO Advisors II, Inc.) (2010-2011);
Chief Compliance Officer, Rydex Capital Partners I,
LLC & Rydex Capital Partners II, LLC,
(2006-2007); and Vice President, Rydex Fund
Services, LLC (f/k/a Rydex Fund Services,
Inc.), (2001-2006).

James DiChiaro	Vice	Since	Vice President of Cutwater Investor Services
Year of Birth: 1976	President	2009	Corp. (1999-present).

Leonard I.	Assistant	Since	Senior Corporate Counsel and Secretary,
Chubinsky	Vice	2006	Cutwater Investor Services Corp. and affiliates
Year of Birth: 1948	President		(2011-present); General Counsel and Secretary,
	and		Cutwater Investor Services Corp. (1995-2011).
Assistant
Secretary

James Howley	Assistant	Since	Vice President, Fund Administration of
Year of Birth: 1972	Treasurer	2006	Guggenheim Funds Investment Advisors, LLC
(2004-present). Assistant Treasurer of certain
funds in the Guggenheim Funds’ Fund Complex.

Name,		Term of
Address(1)		Office(2) and
and Year		Year First	Principal Occupation During
of Birth	Title	Appointed	the Past Five Years
Mark J. Furjanic	Assistant	Since	Vice President, Fund Administration Tax of
Year of Birth: 1959	Treasurer	2008	Guggenheim Funds Investment Advisors, LLC
			(2005-present). Assistant Treasurer of certain
			funds in the Guggenheim Funds’ Fund Complex.

Derek Maltbie	Assistant	Since	Vice President, Fund Administration of
Year of Birth: 1972	Treasurer	2011	Guggenheim Funds Investment Advisors, LLC
			(2012-present); Assistant Vice President, Fund
			Administration of Guggenheim Funds
			Investment Advisors, LLC (2005-2011).
			Assistant Treasurer of certain funds in the
			Guggenheim Funds’ Fund Complex.

Kimberly J. Scott	Assistant	Since	Vice President, Fund Administration of
Year of Birth: 1974	Treasurer	2012	Guggenheim Funds Investment Advisors, LLC
			(2012-present); Assistant Treasurer of certain
			funds in the Fund Complex. Formerly,
			Financial Reporting Manager for Invesco, Ltd.
			(2010-2011); Vice President/Assistant
			Treasurer, Mutual Fund Administration for
			Van Kampen Investments, Inc./Morgan Stanley
			Investment Management (2009-2010);
			Manager- Mutual Fund Administration for Van
			Kampen Investments, Inc./Morgan Stanley
			Investment Management (2005-2009).

Stevens T. Kelly	Assistant	Since	Assistant General Counsel of Guggenheim
Date of Birth: 1982	Secretary	2011	Funds Services Group, Inc. (2011-present).
			Assistant Secretary of certain funds in the Fund
			Complex. Formerly, Associate at K&L Gates
			LLP (2008-2011). J.D., University of
			Wisconsin Law School (2005-2008).

Mark E. Mathiasen	Secretary	Since	Vice President and Assistant General Counsel
Year of Birth: 1978		2007	of Guggenheim Funds Services Group, LLC
			(2007-present). Secretary of certain funds in the
			Guggenheim Funds’ Fund Complex.

(1)	The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532 unless otherwise noted.
(2)	Officers serve at the pleasure of the Board of Trustees of the Fund and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Independent Registered Public Accounting Firm

     Ernst & Young LLP (“E&Y”) served as the Fund's independent registered public accounting firm for the fiscal years ended July 31, 2012 and July 31, 2011.

     The report of E&Y on the Fund's financial statements for the fiscal years ended July 31, 2012 and July 31, 2011 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during the Fund's fiscal years ended July 31, 2012 and July 31, 2011 or any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the financial statements for such year.

     If requested by any shareholder, a representative of E&Y will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they choose to do so.

Audit Fees

     Audit Fees are fees related to the annual audit of the Fund's financial statements and for services normally provided in connection with the statutory and regulatory filings of the Fund. For the fiscal year ended July 31, 2012, E&Y billed $24,650 to the Fund, including out-of-pocket expenses. For the fiscal year ended July 31, 2011 E&Y billed $29,000 to the Fund, including out-of-pocket expenses.

Audit-Related Fees

     Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Audit-Related Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2012 were $4,000 and for the fiscal year ended July 31, 2011 were $5,300. E&Y did not bill any Audit-Related Fees to the Service Affiliates (as defined below) for audit-related services related directly to the operations and financial reporting of the Fund for the Fund's fiscal year ended July 31, 2012 or for the fiscal year ended July 31, 2011.

Tax Fees

     Tax Fees are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice. Tax Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2012 were $4,250 and for the fiscal year ended July 31, 2011 were $5,000. E&Y did not bill any Tax Fees to the Service Affiliates for tax services related directly to the operations and financial reporting of the Fund for the Fund's fiscal year ended July 31, 2012 or July 31, 2011.

All Other Fees

     All Other Fees are fees related to products and services other than those services reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” There were no All Other Fees billed by E&Y to the Fund or the Service Affiliates for the fiscal year ended July 31, 2012 or for the fiscal year ended July 31, 2011.

Aggregate Non-Audit Fees

     The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Fund for the fiscal year ended July 31, 2012 were $8,250, consisting of $4,000 Audit-Related Fees and $4,250 Tax Fees. The Aggregate Non-Audit Fees billed by

E&Y for services rendered to the Fund for the fiscal year ended July 31, 2011 were $10,300, consisting of $5,300 Audit-Related Fees and $5,000 Tax Fees. No Non-Audit Fees were billed by E&Y for services rendered to the Service Affiliates for the fiscal year ended July 31, 2012 or for the fiscal year ended July 31, 2011.

     The Fund's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund's independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund's Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to CISC or any entity controlling, controlled by, or under common control with CISC (and such other entities, together, the “Service Affiliates”) if such services related directly to the operations and financial reporting of the Fund.

     None of the services described above, provided in the fiscal year ended July 31, 2012 or the fiscal year ended July 31, 2011, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

     The Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to CISC and Service Affiliates that were not pre-approved (not requiring pre approval) is compatible with maintaining E&Y’s independence, respectively. All services provided by E&Y to the Fund, CISC or service affiliates that were required to be pre-approved were pre-approved as required.

Section 16(a) Beneficial Ownership Reporting Compliance

     Each Trustee and certain officers of the Fund, CISC, certain affiliated persons of CISC and persons who own beneficially more than 10% of any class of outstanding equity securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund's Trustees and relevant officers, CISC and relevant affiliated persons of CISC have complied with all applicable filing requirements during the fiscal year ended July 31, 2012, except as follows: one filing with six transactions involving Bank of America Corp. was not timely reported on Form 4.

Proposals to be Submitted by Shareholders and Other Shareholders and Other Shareholder Communications

     All proposals by shareholders of the Fund that are intended to be presented at the Fund's next annual meeting of shareholders to be held in 2013 must be received by the Fund no earlier than June 12, 2013 and no later than July 12, 2013. All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting of shareholders to be held in 2013 must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than June 12, 2013. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Fund no later than August 26, 2013. Shareholder proposals should be addressed to the attention of the Secretary of the Fund at the address of the principal executive offices of the Fund.

     A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address of the principal executive offices of the Fund. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Other Information

THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JULY 31, 2012 AND THE FUND’S SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED WHEN AVAILABLE FREE OF CHARGE BY WRITING TO THE FUND AT 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, OR BY CALLING TOLL-FREE AT 1-866-819-5301.

Delivery of Documents to Shareholders Sharing an Address

     In some instances, the Fund may deliver to multiple shareholders sharing a common address only one copy of this Proxy Statement or the Annual Report. If requested by phone or in writing, the Fund will promptly provide a separate copy of the Proxy Statement or the Annual Report, as applicable, to a shareholder sharing an address with another shareholder. Requests by phone should be directed to the Fund's servicing agent, Guggenheim Funds Distributors, LLC, at 1-866-819-5301, and requests in writing should be sent to Guggenheim Funds Distributors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532. Shareholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to Guggenheim Funds Distributors, LLC at the address above.

October 10, 2012

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APPENDIX A

GUGGENHEIM FUNDS

AUDIT COMMITTEE CHARTER
I. PURPOSE

     The Audit Committee is a committee of the Board of the Trust (see Appendix A for a list of funds that have approved this Audit Committee Charter). Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Trust’s financial statements; (2) the Trust’s compliance with legal and regulatory requirements; (3) the independent auditors’ qualifications and independence; and (4) the performance of the Trust’s independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions (if any) and the Board.

     • Trust management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

     • The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Trust’s accounting, reporting and internal control practices.

     The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

     Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

     • he or she is not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940; and

A–1

     • he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member).

     Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert” as defined in Form N CSR. The Audit Committee will submit such determination to the Board for its final determination.

     The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

     No member of the Audit Committee shall serve on the audit committee of more than three public companies with shares registered under the Securities Exchange Act of 1934, as amended, unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee. For purposes of counting an Audit Committee member’s audit committee service, service on the Trust’s Audit Committee, together with other audit committees within the Guggenheim fund complex, shall count as one public company.

III. MEETINGS

     The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

     As part of its job to foster open communication, the Audit Committee shall meet annually with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

A. Charter

 Review this Charter, annually, and recommend changes, if any, to the Board.

B. Internal Controls

     1. Review, annually, with Trust management and the independent auditors:

A–2

     (a) the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

     (b) their separate evaluation of the adequacy and effectiveness of the Trust’s system of internal controls, including those of the Trust’s service providers.

2. Review, with Trust management and the independent auditors:

     (a) the Trust’s plan related to the Trust’s systems for accounting, reporting and internal controls;

     (b) the responsibilities, resources and staffing with respect to the activities in IV.B.2.(a) above; and

     (c) any significant audit findings or recommendations related to the Trust’s systems for accounting, reporting and internal controls and Trust management’s response.

     3. Monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

     4. Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

C. Independent Auditors

     1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

     2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

     (a) The categories of services to be reviewed and considered for pre-approval include the following:

A–3

Audit Services

•	Annual financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations

•	Fund merger/reorganization support services

•	Other accounting related matters

•	Agreed upon procedures reports

•	Attestation reports

•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:

o	Federal, state and local income tax compliance

o	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax compliance, planning and advice services and related projects

(b) The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c) For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d) For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e) The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the

A–4

particular category listed above under which pre-approval was obtained).

     3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

     (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     (b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

     4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:

     (a) the independent auditors’ internal quality-control procedures;

     (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

     (c) all relationships between the independent auditors and the Trust, so as to assess the auditors’ independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors’ independence required by Public Company Accounting Oversight Board Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

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In assessing the auditors’ independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

     5. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

     6. On an annual basis, meet with the independent auditors and Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

     7. Review any management letter prepared by the independent auditors and Trust management’s response.

D. Financial Reporting Processes

  1. If the Trust is a listed closed-end investment company,

     (a) Review with Trust management and the independent auditors, (i) the Trust’s audited financial statements and recommend to the Board, if appropriate, that the audited financial statements be included in the Trust’s annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder and (ii) narrative disclosure analogous to the “Management’s Discussion of Fund Performance,” if any is included in such annual report to shareholders.

     (b) Review with Trust management and the independent auditors the Trust’s semi-annual financial statements and narrative disclosure analogous to the “Management’s Discussion of Fund Performance,” if any is included in such semi-annual report to shareholders.

     (c) Review the Trust’s policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies.

      2. Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by PCAOB AU Section 380, including:

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•	the independent auditors’ judgments about the quality, and not just the acceptability, of the Trust’s accounting principles as applied in its financial reporting;

•	the process used by Trust management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;

•	all significant adjustments arising from the audit, whether or not recorded by the Trust;

•
when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

•	any disagreements with Trust management regarding accounting or reporting matters;

•	any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors’ activities or on access to requested information; and

•	significant deficiencies in the design or operation of internal controls.

     3. The independent auditors shall report, within 90 days prior to the filing of the Trust’s annual financial statements with the SEC, to the Audit Committee:

(a) all critical accounting policies and practices to be used;

    (b) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

    (c) other material written communications between the independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences; and

    (d) all non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

     4. Review, annually, with Trust management and the independent auditors, the Trust’s “disclosure controls and procedures” and the Trust’s “internal control over financial reporting” as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

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     5. Review with Trust management a report by Trust management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Trust management’s most recent evaluation of the Trust’s “disclosure controls and procedures” and “internal control over financial reporting.”

E. Process Improvements

Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

F. Legal and Compliance

     1. Review any legal or regulatory matters that arise that could have a material impact on the Trust’s financial statements.

     2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Trust management has taken to monitor and control such risk exposures.

     3. Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

G. Other Responsibilities

1. Review, annually, the performance of the Audit Committee.

    2. If the Trust is a closed-end investment company, prepare the report required by Item 407(d)(3)(i) of Regulation S-K for inclusion in the Trust’s proxy statement if the proxy statement relates to the election of Board members of the Trust.

    3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee’s judgment, that is appropriate.

    4. Perform any other activities consistent with this Charter, the Trust’s Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

    5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V. FUNDING

     The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee

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pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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BACKGROUND AND DEFINITIONS
FOR
AUDIT COMMITTEE CHARTER

     The following is supplemental information regarding the Audit Committee Charter designed to provide the Audit Committee background information and definitions to assist the Committee in fulfilling its responsibilities under the Charter.

I. COMPOSITION

     An “audit committee financial expert” of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

     If the Trust is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

II. RESPONSIBILITIES AND DUTIES

A. Pre-Approval Not Required

     Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section IV.C. 2 is not required, if:

     1. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

     2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

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          3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

     Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section IV.C.3 is not required, if:

     4. the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

     5. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

     6. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

B. Control Affiliate

     As used in Section IV.C.3, “control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

C. Prohibited Non-Audit Services

     Under Section 10A(g) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(4)), an auditor is not independent if, at any point during the audit and professional engagement period, the auditor provides certain non-audit services to an audit client. As referred to in Section IV.C.2, these prohibited non-audit services would include:

1.	bookkeeping or other services related to the accounting records or financial statements of the Trust;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution- in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

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9.	any other services that the Public Company Accounting Oversight Board determines are impermissible.

D. Other Definitions

     “Investment company complex” includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

     “Disclosure controls and procedures” means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company’s management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     “Internal control over financial reporting” is a process designed by, or under the supervision of, the Trust’s principal executive and principal financial officers, or persons performing similar functions, and effected by the Trust’s Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

  1. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Trust;

  2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Trust are being made only in accordance with authorization of management and directors of the Trust; and

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       3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Trust’s assets that could have a material effect on the financial statements.

     The report to be prepared by the Audit Committee to be included in the annual proxy statement is governed by Item 407(d)(3)(i) of Regulation S-K, which requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by PCAOB UA Section 380, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Trust’s annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d 1 thereunder.

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APPENDIX A

FUNDS THAT HAVE APPROVED THIS
AUDIT COMMITTEE CHARTER

Date of Board
Fund	Approval
Claymore Exchange-Traded Funds Trust	2.14.12
Claymore Exchange-Traded Funds Trust 2	2.14.12
Fiduciary/Claymore MLP Opportunity Fund	2.14.12
Guggenheim Build America Bonds Managed Duration Trust	2.14.12
Guggenheim Enhanced Equity Income Fund	2.14.12
Guggenheim Enhanced Equity Strategy Fund	2.14.12
Guggenheim Equal Weight Enhanced Equity Income Fund	2.14.12
Guggenheim Strategic Opportunities Fund	2.14.12
Madison/Claymore Covered Call & Equity Strategy Fund	2.20.12
Managed Duration Investment Grade Municipal Fund*	2.21.12

*
Cutwater Investor Services Corp. is the Adviser to the Managed Duration Investment Grade Municipal Fund (“MZF”) and Guggenheim Funds Investment Advisors, LLC is the administrator. For MZF, when the term Adviser is used in this charter, it should be read to include Cutwater and Guggenheim.

A–A–1

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APPENDIX B

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

ORGANIZATION AND GOVERNANCE

     The Nominating and Governance Committee (the “Committee”) of Managed Duration Investment Grade Municipal Fund (the “Fund”) shall be comprised solely of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as such term is defined in the New York Stock Exchange listing standards (the “Independent Trustees”).

     The Committee shall be comprised of as many Independent Trustees as the Board of Trustees of the Fund (the “Board”) shall determine, but in any event not fewer than three (3) members, each of whom shall serve for a term of one year which shall be extendable at the sole discretion of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. The Board shall nominate the members of the Committee and shall designate the chairman and co-chairman of the Committee. The chairman or, in his absence, the co-chairman, shall preside at each meeting of the Committee.

STATEMENT OF PURPOSES AND RESPONSIBILITIES

     The Committee shall select and nominate persons for election as Trustees of the Fund. The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become Trustees of the Fund in the event that a position is vacated or created; (ii) to select, or to recommend that the Board select, the Trustee nominees for each annual meeting of the stockholders; (iii) to set any necessary standards or qualifications for service as a Trustee of the Fund; (iv) to develop and recommend to the Board the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and to oversee compliance therewith; (v) to make recommendations concerning the continuing education of the Trustees on legal and other matters relating to their activities as Trustees; (vi) to develop and recommend to the Board procedures governing Trustee self-assessment; (vii) to develop and recommend to the Board a schedule of Trustee compensation; (viii) to undertake such matters from time to time relating to Board nominations or governance of the Fund as the Committee shall deem appropriate; and (ix) to oversee the contract review process, including the review of the Fund’s investment advisory agreements and contracts with other affiliated service providers.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

     The Committee may take into account a wide variety of factors in considering Trustee nominees. In identifying and evaluating an individual as a

B–1

potential nominee to serve as a Trustee, or in evaluating whether to remove an incumbent Trustee, the Committee shall consider among other factors it may deem relevant:

•
whether or not the individual is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Fund;

•
whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•	the contribution the individual can make to the Board and the Fund, with consideration being given to the individual’s educational background and business and professional experience;

•	the character and integrity of the individual;

•	the overall diversity of the Board’s composition; and

•	the Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to assist in the identification of Independent Trustee nominees.

Following an initial evaluation by the Committee, a nominee must:

•
be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund;

•	be prepared to submit character references and agree to appropriate background checks; and

•	be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee’s qualifications.

B–2

CONSIDERATION OF NOMINEES RECOMMENDED BY STOCKHOLDERS

While the Committee is solely responsible for the selection and nomination of the Fund’s Trustees, the Committee shall accept nominations for the office of Trustee made by Fund stockholders on the same basis as it considers and evaluates nominees recommended by other sources. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

NOMINATION OF TRUSTEES

After a determination by the Committee that an individual should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

GOVERNANCE MATTERS

The Committee shall develop and recommend to the Board the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and oversee compliance therewith. At least annually, the Committee shall review and reassess the adequacy of the Code of Ethics for Chief Executive Officer and Senior Financial Officers and the Joint Code of Ethics and recommend any proposed changes to the Board.

The Committee shall also review and consider any request for waivers of the Code of Ethics for Chief Executive and Senior Financial Officers and the Joint Code of Ethics and shall make a recommendation to the Board with respect to such request. The Committee shall review and report to the Board regarding any actual or potential conflicts of interest involving any Trustee and shall determine whether such Trustee may vote on any issue as to which there may be a conflict. In addition, the Committee shall review all related-party transactions and determine whether such transactions are appropriate for the Fund to undertake.

QUORUM

A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at any meeting at which there is quorum present shall be the act of the Committee.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of meeting.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s bylaws.

B–3

Members of the Committee shall receive at least three (3) days’ prior written notice of any meeting of the Committee.

FUNDING

The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants, or legal counsel as the Committee deems appropriate.

Adopted: March 2004

Amended: October 2008

B–4

IT IS IMPORTANT THAT PROXIES BEVOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112	1) Read the Proxy Statement and have the proxy card below at hand.
FARMINGDALE, NY 11735	2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING OPTIONS
ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE
NOVEMBER 7TH.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M49755 P30245	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                  MANAGEDDURATION INVESTMENT GRADE
                                 MUNICIPAL FUND

COMMON

1.	Election of Trustee:

	Class II Nominee, to serve until the 2015 Annual Meeting of Shareholders:	For	Withhold

	01) Donald C. Cacciapaglia	0	0

2.	Any other business that may properly come before the Meeting.

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the meeting.

PLEASE COMPLETE, SIGN AND DATE HERE ON AND MAIL IN ACCOMPANYING POSTPAID ENVELOPE.

Please sign and date here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Statement is available at www.proxyvote.com.

M49756 P30245

Solicited by the Board of Trustees
Managed Duration Investment Grade Municipal Fund

Proxy in Connection with the Annual Meeting of Shareholders
November 7, 2012

COMMON

The undersigned holder of common shares of Managed Duration Investment Grade Municipal Fund (the “Fund”) hereby appoints Mark E. Mathiasen and Stevens T. Kelly, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all common share of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Guggenheim Funds Distributors, LLC, 2455 Corporate West Drive, Lisle, IL on Wednesday, November 7, 2012 at 11:30 a.m., Central Time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FORTHE ELECTION OF THE NOMINEE AS TRUSTEE.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

IT IS IMPORTANT THAT PROXIES BEVOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112	1) Read the Proxy Statement and have the proxy card below at hand.
FARMINGDALE, NY 11735	2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1 800 690 6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING OPTIONS
ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE
NOVEMBER 7TH.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M49757 P30245	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARDIS VALID ONLYWHENSIGNED AND DATED.

MANAGEDDURATION INVESTMENT GRADE
MUNICIPAL FUND

		For	Withhold	For All	To withhold authority to vote for any individual
		All	All	Except	nominee(s), mark"For All Except" and writethe
name(s) of thenominee(s) onthelinebelow.
PREFERRED
1.	Election of Trustees:	0	0	0	-

Class II Nominees,to serve until the 2015 Annual Meeting
of Shareholders:
01) Donald C. Cacciapaglia
02) Ronald E. Toupin, Jr.

Class I Nominee, to serve until the 2014 Annual Meeting
of Shareholders:
03) Ronald A. Nyberg

2.	Any other business that may properly come before the Meeting.

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the meeting.

PLEASE COMPLETE, SIGN AND DATE HERE ON AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Please sign and date here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

M49758 P30245

Solicited by the Board of Trustees
Managed Duration Investment Grade Municipal Fund

Proxy in Connection with the Annual Meeting of Shareholders
November 7, 2012

PREFERRED

The undersigned holder of auction market rate preferred shares (the "preferred shares") of Managed Duration Investment Grade Municipal Fund (the “Fund”) hereby appoints Mark E. Mathiasen and Stevens T. Kelly, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all preferred shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Guggenheim Funds Distributors, LLC, 2455 Corporate West Drive, Lisle, IL on Wednesday, November 7, 2012 at 11:30 a.m., Central Time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY  WILL BE VOTED FORTHE ELECTION OF THE NOMINEES AS TRUSTEE.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.